UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF NEW YORK

NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

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TO:    ALL OWNERS OF THE COMMON STOCK OF PELOTON INTERACTIVE, INC. (“PELOTON” OR THE “COMPANY”) CURRENTLY AND AS OF NOVEMBER 15, 2024 (“CURRENT PELOTON STOCKHOLDERS”):
THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A CURRENT PELOTON STOCKHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS.
THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.
YOU ARE HEREBY NOTIFIED, pursuant to an Order of the U.S. District Court for the Eastern District of New York (the “Court”), that a proposed settlement has been reached by the parties to the following putative stockholder derivative actions brought on behalf and for the benefit of Peloton Interactive, Inc. (“Peloton” or the “Company”): (i) In re Peloton Interactive, Inc. Derivative Litigation, Consol. Case No. 1:21-cv-02862-CBA-PK (the “EDNY Derivative Action”); (ii) In re Peloton Interactive, Inc. Stockholder Derivative Litigation, Consol. Case No. 2022-1051-KSJM (Del. Ch.) (the “Chancery Derivative Action”); and (iii) Blackburn v. Foley, Case No. 22-cv-01618-GBW (D. Del.) (the “Blackburn Derivative Action”) (collectively, the “Derivative Actions”).1
As explained below, a hearing will be held on June 13, 2025 at 11:00 a.m., before the Honorable Carol Bagley Amon at the U.S. District Court for the Eastern District of New York, at the Theodore Roosevelt Court House, 225 Cadman Plaza East, Brooklyn, NY 11201 (the “Final Settlement Hearing”), at which the Court will determine whether to approve the Settlement. You have an opportunity to be heard at this hearing.
The Court may, in its discretion, change the date and/or time of the Final Settlement Hearing without further notice to you. The Court also has reserved the right to hold the Final Settlement Hearing telephonically or by videoconference without further notice to you. If you
1 All capitalized terms herein have the same meanings as set forth in the Settling Parties’ Stipulation of Settlement dated November 15, 2024 (the “Stipulation”), which is available for viewing on Peloton’s website at https://investor.onepeloton.com/legalinfo.

intend to attend the Settlement Hearing, please consult the Court’s calendar or Peloton’s website, https://investor.onepeloton.com/legalinfo, for any change in the date, time, or format of the Final Settlement Hearing.
The terms of the Settlement are set forth in the Stipulation and summarized in this Notice. If approved by the Court, the Settlement will fully resolve the Derivative Actions, including the dismissal of the Derivative Actions with prejudice. For a more detailed statement of the matters involved in the Derivative Actions, the Settlement, and the terms discussed in this Notice, the Stipulation may be inspected at the Clerk of Court’s office, U.S. District Court for the Eastern District of New York, Theodore Roosevelt Court House, 225 Cadman Plaza East, Brooklyn, NY 11201. The Stipulation is also available on the website of Peloton at https://investor.onepeloton.com/legalinfo. For a fee, all papers filed in the EDNY Derivative Action and the Blackburn Derivative Action are available at www.pacer.gov, and all papers filed in the Chancery Derivative Action are available at www.courtconnect.courts.delaware.gov.
This Notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Derivative Actions, but is only to provide notice to you of the pendency and proposed settlement of the Derivative Actions.
THERE IS NO CLAIMS PROCEDURE. This case was brought purportedly to protect the interests of Peloton. The Settlement will result in enhancements or the maintenance of the Company’s corporate governance practices, not in any payment to individuals, and accordingly, there will be no claims procedure.
I.THE DERIVATIVE ACTIONS
The Derivative Actions are brought by Plaintiffs solely on behalf of and for the benefit of Peloton and against the Defendants. Peloton is a global fitness company with a first-of-its-kind subscription platform that seamlessly combines innovative hardware, distinct software, and exclusive content. The Derivative Actions allege that Defendants breached their fiduciary duties, and concern allegations regarding the Peloton Tread+ and the safety of the product.

II.PLAINTIFFS’ CLAIMS AND THE BENEFITS OF SETTLEMENT
Plaintiffs believe that the Derivative Actions have substantial merit, and Plaintiffs’ entry into this Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Derivative Actions. Plaintiffs and Plaintiffs’ Counsel, however, recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Derivative Actions against the Defendants through trial and through possible appeals. Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Derivative Actions, as well as the difficulties and delays inherent in such litigation. Plaintiffs’ Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged in the Derivative Actions.
Plaintiffs’ Counsel believe they have conducted extensive investigation and analysis, including, inter alia: (i) reviewing Peloton’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, corporate governance document including the Company’s Code of Conduct, Corporate Governance Guidelines, and Board-level Committee Charters; (ii) reviewing securities analysts’ reports and advisories about the Company, its operations, and its financial condition; (iii) reviewing related media reports about the Company; (iv) researching applicable law with respect to the claims alleged in the Derivative Actions and potential defenses thereto; (v) preparing and serving detailed demands for production of internal Peloton books and records pursuant to 8 Del. C. § 220; (vi) reviewing and analyzing internal Peloton books and records consisting of Peloton board minutes and related materials concerning, among other things, the facts and circumstances at issue, which were produced pursuant to books and records demands and a confidentiality agreement; (vii) reviewing and analyzing the pleadings and other papers filed in the Class Action; (viii) preparing and filing substantial, detailed derivative complaints, including the amended consolidated complaint filed in the Delaware Chancery Action; (ix) conducting damages analyses regarding the facts and circumstances at issue; (x) researching corporate governance best practices; (xi) preparing and submitting extensive mediation statements in advance of the mediations; (xii) researching and preparing correspondence related to Plaintiffs’ settlement demands; and (xiii) negotiating this Settlement with Defendants with the assistance of the Mediator.
Based on Plaintiffs’ Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in this Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Peloton. Based upon Plaintiffs’ Counsel’s evaluation, Plaintiffs have determined that the Settlement is in the best interests of Peloton and have agreed to settle the Derivative Actions upon the terms and subject to the conditions set forth herein.
III.DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
Defendants and Peloton have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Derivative Actions. Defendants and Peloton have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Derivative Actions. Each Defendant expressly maintains that at all relevant times, he or she acted in good faith and in a manner that he or she reasonably believed to be in the best interests of Peloton stockholders. Each Defendant further denies that Plaintiffs, Peloton, or its stockholders suffered damage or were harmed as a result of his or her acts, omissions, or conduct alleged, or could have been alleged, in the Derivative Actions. Defendants and Peloton expressly reserve all rights, defenses, and objections to the Derivative Actions.
Nonetheless, Peloton and Defendants have concluded that it is desirable for the Derivative Actions to be fully and finally settled in the matter and upon the terms and conditions set forth in this Stipulation. Peloton and Defendants have also taken into account the uncertainty, distraction, and risks inherent in any litigation, especially in complex cases like the Derivative Actions. Peloton and Defendants have, therefore, determined that it is desirable and beneficial that the Derivative Actions be settled in the manner and upon the terms and conditions set forth in this Stipulation. Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out this Stipulation, is, may be construed as, or may be used as evidence of, an admission by Defendants or Peloton of any fault, wrongdoing, or concession of liability whatsoever.
IV.TERMS OF THE SETTLEMENT
The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court and is available for viewing on Peloton’s website at https://investor.onepeloton.com/legalinfo. The following is only a summary of its terms.
As consideration for the Settlement, Peloton has made and/or will make the corporate governance enhancements set forth in Exhibit A to the Stipulation (“Enhancements”). Unless a date is otherwise listed, the Enhancements shall be maintained by Peloton for a period of not less than two (2) years, which would begin on the date the settlement is approved by the Court. Peloton and the Defendants acknowledge that the prosecution and settlement of the Derivative Actions was a substantial and material factor in the Company’s decision to adopt and/or implement the Enhancements, and agree that the Enhancements are significant and extensive and confer substantial benefits upon Peloton and its stockholders.
The Enhancements include:
•the appointment of a new independent director, which took place in February 2022;
•the amendment of Peloton’s Audit Committee Charter to, among other things, state that the Committee will: (i) review with management Peloton’s risk exposures, including the safety of the Company’s products and services, customers, and employees, (ii) meet six times per year, (iii) meet in separate executive sessions with certain management functions, and (iv) receive and review an annual report of all trades of Peloton stock made by Section 16 officers during the prior year;
•maintenance of a management-level Executive Product Safety Committee, which shall: (i) be chaired or co-chaired by the Company’s Vice President, Head of Safety, Ethics and

Compliance (or functional equivalent), (ii) be responsible for new and modified product safety standards and reviews throughout the product development lifecycle (or as part of product modifications), including identifying potential risks and appropriate action to mitigate safety risks to the extent possible, (iii) evaluate and oversee the safety of new products, parts, apparel services, and features in development before they are sold or released, and (iv) have its Chair or Co-Chair, or their designee, meet with the Audit Committee at least four times per year to discuss product safety, including potential safety measures and risk mitigation, as appropriate;
•amendment of the Enterprise Risk Management Committee Charter, including to provide that the Committee will periodically review the Company’s ethics, compliance, and enterprise-risk management policies and procedures, as appropriate, and meet at least three times per year;
•amendment of the Disclosure Committee Charter to require: (i) meetings five times per year, (ii) the review of Peloton’s annual and quarterly financial reports and proxy statement to ensure that those reports and statements are accurate, complete, timely, and fairly represent the Company’s financial condition, (iii) that a senior representative of the Disclosure Committee will discuss the effectiveness of the Company’s disclosure controls over financial reporting with the Audit Committee on an annual basis, and (iv) that a representative of the Disclosure Committee attend Audit Committee meetings quarterly;
•maintenance of a VP, Head of Safety, Ethics, and Compliance (or functional equivalent) position, to, among other things: (i) oversee and administer corporate governance policies related to product safety, (ii) meet with Peloton’s Chief Legal Officer (or functional equivalent) at least quarterly to discuss litigation and compliance issues related to product safety, and to evaluate and define goals of Peloton’s compliance program in light of trends and changes in laws, (iii) serve on the Disclosure Committee, (iv) act as the compliance liaison between management and the Executive Product Safety

Committee, and (v) report to the Board annually and Audit Committee quarterly about material compliance and ethics topics;
•employee training regarding financial statements and/or GAAP to employees involved in preparing the Company’s financial statements; and
•updates to Peloton’s whistleblower reporting policies and procedures.
This Notice provides a summary of some, but not all, of the Enhancements that Peloton has agreed to adopt or maintain as consideration for the Settlement. For a list of all of the Enhancements, please see Exhibit A to the Stipulation, which is available for viewing from the Court or on Peloton’s website at https://investor.onepeloton.com/legalinfo.
V.DISMISSAL AND RELEASES
The Settlement is conditioned upon the occurrence of certain events, which include, among other things: (i) approval of the Settlement by Peloton’s Board of Directors; (ii) the Court’s issuance of an order Preliminary Approval Order; (iii) Court approval of the method of providing notice to the Current Peloton Stockholders; (iv) final approval of the Settlement by the Court following notice to Current Peloton Stockholders and the Final Settlement Hearing contemplated by the Stipulation; (v) Court entry of the Judgment, approving the Settlement and dismissing with prejudice the EDNY Derivative Action, without awarding costs to any Party, except as provided in the Stipulation; (vi) the passing of the date upon which the Judgment becomes Final; (vii) the dismissal of the Blackburn Derivative Action with prejudice; and (vii) the dismissal of the Chancery Derivative Action with prejudice (the “Effective Date”).
Upon the Effective Date, the Releasing Persons shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) and the Released Persons from any and all derivative claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Derivative Actions or that could have been asserted in the Derivative Actions.
Except as set forth in paragraph 5.3 of the Stipulation, upon the Effective Date, Peloton and each of the Defendants shall be deemed to have fully, finally, and forever released,

relinquished, and discharged Plaintiffs, Plaintiffs’ Related Persons, and Plaintiffs’ Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Derivative Actions. Nothing herein or in the Stipulation shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.
VI.PLAINTIFFS’ ATTORNEYS’ FEES AND EXPENSES
After negotiating the substantive terms of the Settlement, the Settling Parties discussed a fair and reasonable sum to be paid to Plaintiffs’ Counsel for their attorneys’ fees and expenses. In recognition of the substantial benefits conferred upon Peloton as a direct result of the prosecution and Settlement of the Derivative Actions, Defendants shall cause to be paid to Plaintiffs’ Counsel the agreed-upon amount of $1,750,000, subject to Court approval (the “Fee and Expense Amount”). To date, Plaintiffs’ Counsel have neither received any payment for their services in conducting the Actions, nor have counsel been reimbursed for their out-of-pocket expenses incurred. The Settling Parties believe that the sum agreed to is within the range of attorneys’ fees and expenses approved by courts under similar circumstances in litigation of this type. Peloton’s stockholders are not personally liable for the payment of any award of attorneys’ fees and expenses.
Plaintiffs’ Counsel may apply to the Court for service awards of up to $1,500 for each of the Plaintiffs, only to be paid upon Court approval, and to be paid from the Fee and Expense Amount in recognition of Plaintiffs’ participation and efforts in the prosecution of the Derivative Actions. Neither Peloton nor any of the Defendants shall be liable for any portion of any service award.
VII.THE FINAL SETTLEMENT HEARING
The Final Settlement Hearing will be held before the Honorable Carol Bagley Amon at the U.S. District Court for the Eastern District of New York, at the Theodore Roosevelt Court House, 225 Cadman Plaza East, Brooklyn, NY 11201 (the “Final Settlement Hearing”), at which the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether all Released Claims against the Released Persons should be fully and finally released; (iii) whether to approve the Fee and Expense Amount to be paid to Plaintiffs’ Counsel, and Service Awards to Plaintiffs to be drawn therefrom, as provided in the Stipulation; and (iv) such other matters as the Court may deem appropriate. The Final Settlement Hearing may be continued by the Court without further notice.
VIII.THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING
Provided the conditions below are met, any Current Peloton Stockholder may object and/or appear and show cause, if he, she, they, or it has any concern as to why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the amount of attorneys’ fees and reimbursement of expenses should not be approved. However, unless otherwise ordered by the Court, you shall only be heard or entitled to contest the approval of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, or the amount of attorneys’ fees and reimbursement of expenses to Plaintiffs’ Counsel, if you have, at least fourteen (14) calendar days prior to the Final Settlement Hearing, filed with the Court a written notice of objection containing the following information:
1.Your name, legal address, and telephone number;
2.The case name and number (In re Peloton Interactive, Inc., Derivative Litigation, Case No. 1:21-cv-02862-CBA-PK);
3.Proof that you are a Peloton stockholder currently and as of November 15, 2024;
4.Documentary evidence of the date(s) you acquired your Peloton shares;
5.A statement of each objection being made;
6.Notice of whether you intend to appear at the Final Settlement Hearing (you are not required to appear); and

7.Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Final Settlement Hearing and the subject(s) of their testimony.
If you wish to object to the proposed Settlement, you must file the written objection described above with the Court on or before May 30, 2025. All written objections and supporting papers must be filed with the Clerk of the Court, U.S. District Court for the Eastern District of New York, at the Theodore Roosevelt Court House, 225 Cadman Plaza East, Brooklyn, NY 11201 and served by that date upon each of the following Settling Parties’ counsel:

Counsel for Plaintiffs:
Gregory M. Nespole
LEVI & KORSINSKY, LLP
55 Broadway, 10th Floor
New York, NY 10006

and

Timothy Brown
THE BROWN LAW FIRM, P.C.
767 Third Avenue, Suite 2501
New York, NY 10017
and
David. C. Katz
WEISS LAW
305 Broadway, 7th Floor
New York, NY 10007
and
Phillip Kim
THE ROSEN LAW FIRM, P.A.
275 Madison Avenue, 40th Floor
New York, NY 10016

Counsel for Nominal Defendant Peloton Interactive, Inc. and Defendants Erik Blachford, Karen Boone, Jon Callaghan, Howard Draft, John Foley, Jay Hoag, William Lynch, Pamela Thomas-Graham, Thomas Cortese, Hisao Kushi, Jill Woodworth, and Mariana Garavaglia:
Andrew B. Clubok
LATHAM & WATKINS LLP
1271 Avenue of the Americas
New York, NY 10020

Michele D. Johnson
LATHAM & WATKINS LLP
650 Town Center Drive, 20th Floor
Costa Mesa, CA 92626

Nicholas J. Siciliano
LATHAM & WATKINS LLP
330 North Wabash Avenue, Suite 2800
Chicago, IL 60611

Whitney Weber
LATHAM & WATKINS LLP
505 Montgomery Street, Suite 2000
San Francisco, CA 94111

YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK OF THE COURT NO LATER THAN MAY 30, 2025. Only stockholders who have filed and served valid and timely written notices of objection will be entitled to be heard at the Final Settlement Hearing unless the Court orders otherwise.
Unless otherwise ordered by the Court, any Current Peloton Stockholder who does not make his, her, their, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be barred and foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement, or to otherwise be heard, and shall otherwise be bound by the Judgment to be entered and the releases to be given.
IX.EXAMINATION OF PAPERS AND INQUIRIES
There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on the Peloton website at https://investor.onepeloton.com/legalinfo. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, U.S. District Court for the Eastern District of New York, at the Theodore Roosevelt Court House, 225 Cadman Plaza East, Brooklyn, NY 11201. Or you can call Plaintiffs’ Counsel: Timothy Brown, Esq., The Brown Law Firm, P.C., 767 Third Avenue, Suite 2501, New York, NY 10017, telephone: (516) 922-5427; David C. Katz, Esq., Weiss Law, 305 Broadway, 7th Floor, New York, NY 10007, telephone: (212) 682-3025; Phillip Kim, Esq., The Rosen Law Firm, P.A., 275 Madison Avenue, 40th Floor, New York, NY 10016, telephone: (212) 686-1060; Gregory M. Nespole, Esq., Levi & Korsinsky, LLP, 55 Broadway, 10th Floor, New York, NY 10006, telephone: (212) 363-7500, for additional information concerning the settlement.

PLEASE DO NOT CONTACT THE COURT, PELOTON, OR DEFENDANTS REGARDING THIS NOTICE
Dated: April 25, 2025
BY ORDER OF THE UNITED STATES DISTRICT COURT OF THE EASTERN DISTRICT OF NEW YORK